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                CONSENT OF INDEPENDENT ACCOUNTANTS   Exhibit 24-1




We consent to the incorporation by reference in this registration statement on Post-Effective Amendment No. 1 to Form S-8 (File
No. 33-61558) of our report dated August 13, 1997, on our audits of the financial statements of Southern Union Company and Sub-sidiaries.



                              COOPERS & LYBRAND L.L.P.


Austin, Texas
November 19, 1997